                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549


                             FORM 8-K/A-1

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  July 22, 1996
                                                   -------------------



                     DYNAMIC MATERIALS CORPORATION
----------------------------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)



         Colorado                 0-8328               84-00608431
----------------------------------------------------------------------
(State or Other Jurisdiction    (Commission          (IRS Employee
      of Incorporation)         File Number)       Identification No.)



551 Aspen Ridge Drive, Lafayette, Colorado                    80026
----------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)



Registrant's telephone number, including area code:  (303) 665-5700
                                                     -----------------


                            Not Applicable
----------------------------------------------------------------------
     (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Dynamic Materials Corporation (the "Company") filed a Form 8-K on August 6, 1996 reporting the acquisition of the Detaclad operation of
E. I. duPont de Nemours and Company ("Detaclad"). The financial statements required in connection with that Report were omitted pursuant to the provisions of Item 7 of Form 8-K, and are being provided herewith.

     (a)  Financial statements of business acquired.
          -----------------------------------------

          Detaclad Business of E.I. duPont De Nemours and Company as of December 31, 1995

          Report of Independent Public Accountants

          Statements of Assets to be Acquired at December 31, 1995 and June 30, 1996 (unaudited)

          Statements of Revenues and Direct Operating Expenses For the Year Ended December 31, 1995 and 1994 and the Six Months Ended June 30, 1996 (unaudited)

          Notes to Financial Statements

     (b)  Pro forma financial information.
          -------------------------------

          Unaudited Pro Forma Condensed Financial Statements of
          Dynamic Materials Corporation

          Unaudited Pro Forma Condensed Balance Sheet as of June 30,
          1996

          Unaudited Pro Forma Condensed Statement of Operations for the Six Months Ended June 30, 1996

          Unaudited Pro Forma Condensed Statement of Operations for the Year Ended December 31, 1995

          Notes to Unaudited Pro Forma Condensed Financial Statements

     (c)  Exhibits.
          --------

          None













          DETACLAD BUSINESS OF E.I. DUPONT DE NEMOURS
          AND COMPANY

          FINANCIAL STATEMENTS
          AS OF DECEMBER 31, 1995
          TOGETHER WITH AUDITORS' REPORT





















               REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Management of Detaclad:


We have audited the accompanying statement of assets to be acquired of the Detaclad Business of E.I. duPont de Nemours and Company (the "Business") as of December 31, 1995, and the related statements of revenues and direct operating expenses for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Business's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements were prepared to present the assets to be acquired and the revenues and direct operating expenses of the Business, which does not have a separate legal status or existence, and are not intended to be a complete presentation of the assets and liabilities or the results of operations of the Business.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets to be acquired of the Business as of December 31, 1995, and the revenues and direct operating expenses for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.



                              ARTHUR ANDERSEN LLP


Philadelphia, Pa.,
September 19, 1996




        DETACLAD BUSINESS OF E.I. DUPONT DE NEMOURS AND COMPANY
        -------------------------------------------------------


                  STATEMENTS OF ASSETS TO BE ACQUIRED
                  -----------------------------------

                            (in thousands)






                                       December 31,     June 30,
                                           1995           1996
                                       ------------    ----------

                                                       (unaudited)

ACCOUNTS RECEIVABLE                        $ 3,315        $ 2,143
INVENTORIES                                  2,221          2,109
PROPERTY AND EQUIPMENT, net                    543            501
                                           -------        -------
Total assets to be acquired                $ 6,079        $ 4,753
                                           =======        =======






         The accompanying notes are an integral part of these
                         financial statements.





        DETACLAD BUSINESS OF E.I. DUPONT DE NEMOURS AND COMPANY
        -------------------------------------------------------


         STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
         ----------------------------------------------------

                            (in thousands)







                                        Year Ended          Six Months
                                        December 31            Ended
                                    -------------------      June 30,
                                       1995      1994          1996
                                     --------  --------     ----------
                                                           (unaudited)
NET REVENUES                         $ 11,218  $  7,942       $  5,925
COST OF GOODS SOLD                      8,619     6,270          4,767
SELLING, GENERAL AND
  ADMINISTRATIVE EXPENSES               1,459     1,330            671
                                     --------  --------       --------
       Excess of revenues over direct
         operating expenses          $  1,140   $   342       $    487
                                     ========   =======       ========








         The accompanying notes are an integral part of these
                         financial statements.






        DETACLAD BUSINESS OF E.I. DUPONT DE NEMOURS AND COMPANY
        -------------------------------------------------------

                     NOTES TO FINANCIAL STATEMENTS
                     -----------------------------

            (Information as of and for the Six Months Ended
            -----------------------------------------------

                     June 30, 1996, is Unaudited)
                     ----------------------------



1.   BASIS OF PRESENTATION:
     ----------------------

The accompanying financial statements present, on a historical cost basis, the statement of assets to be acquired and the statements of revenues and direct operating expenses of the Detaclad Business (the "Business") of E.I. duPont de Nemours and Company ("DuPont"). The Business was part of the specialty chemicals division of DuPont and does not have a separate legal status or existence. The Business's results of operations have historically been commingled with the specialty chemicals division. These statements are presented as if the Business had existed as a separate entity during the periods presented. The accompanying financial statements are not intended to be a complete presentation of the assets, liabilities or the results of operations of the Business on a stand-alone basis.

The Business incurs certain common costs that relate to both the Business and other DuPont operations. The accompanying financial statements do not include any allocation of these common costs. In addition, income taxes have been excluded from the accompanying financial statements as the responsibility for such taxes is being retained by DuPont.

2.   SUBSEQUENT EVENT:
     -----------------

On July 22, 1996, DuPont entered into an agreement with Dynamic Materials Corporation ("DMC") to sell certain assets of the Business to DMC for approximately $5.0 million. The purchase price is subject to an adjustment after closing on a dollar-for-dollar basis to the extent that the actual value of the inventory and accounts receivable at closing are not equal to the estimates used to determine the purchase price.

3.   ORGANIZATION AND BUSINESS:
     --------------------------

The Business is engaged in the explosion bonded clad metal business. Primary end products made by these cladded metals include bi-metal and tri-metal materials used in the superstructure of naval ships, electronic packaging equipment and heat exchangers used in nuclear and non-nuclear power plants.

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     -------------------------------------------

Inventories
-----------

Inventories are stated at the lower of cost or market; cost is generally determined by the average cost method.

Inventories consist of the following:

                             December 31,     June 30,
                                 1995           1996
                             ------------   ------------
                                     ---(000s)---

          Raw Material         $     533       $    717
          Work in process          1,688          1,392
                               ---------       --------
                               $   2,221       $  2,109
                               =========       ========

Interim Financial Statements
----------------------------

The financial statements as of June 30, 1996, and for the six months ended June 30, 1996, are unaudited. In the opinion of management of the Business, the unaudited financial statements as of June 30, 1996, and for the six months ended June 30, 1996, include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation. The results of operations for the six months ended June 30, 1996, are not necessarily indicative of the results to be expected for the full year.

Property and Equipment
----------------------

Property and equipment are recorded at cost. Additions, improvements and betterments are capitalized when incurred. Maintenance and repairs are charged to operations as the costs are incurred.
Depreciation is computed using the straight-line method over the estimated useful life of the related assets as follows:

          Building and improvements                    3-25 years
          Manufacturing equipment and tooling          3-15 years
          Furniture, fixtures and computer equipment   3-10 years
          Vehicles                                      3-5 years

Property and equipment consist of the following:

                                                December 31,  June 30,
                                                    1995        1996
                                                ------------  --------
                                                      ---(000s)---

     Building and improvements                   $     299    $   299
     Manufacturing equipment and tooling             1,124      1,171
     Furniture, fixtures and computer equipment         49         49
     Vehicles                                          588        588
     Construction-in-progress                           49        --
                                                 ---------   --------
                                                     2,109      2,107
     Less- Accumulated depreciation                 (1,566)    (1,606)
                                                 ---------   --------
        Net property and equipment               $     543   $    501
                                                 =========   ========

Revenue Recognition
-------------------

The Business's contracts with its customers generally require the delivery of several products per contract. The Business records revenue from its contracts upon shipment of completed products to the customer. If, as a contract proceeds toward completion, projected total cost on an individual contract indicates a potential loss, the Business provides currently for such loss.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and direct operating expenses during the reporting period. Actual results could differ from those estimates.

5.   SELECTED CASH FLOW INFORMATION (in thousands):
     ----------------------------------------------

                                        Year Ended      Six Months
                                        December 31        Ended
                                      ----------------   June 30,
                                        1995      1994     1996
                                       ------    ------ ---------
          Capital Expenditures         $  122    $   44    $   47
          Depreciation                     72        86        39
          Provision for Bad Debts         114         4        --

6.   TRANSACTIONS WITH AFFILIATES:
     -----------------------------

The Business sells certain products to other DuPont businesses and divisions. Revenues recorded for these sales approximated $20,000, $47,000, and $580,000 for the years ended December 31, 1995 and 1994, and the six months ended June 30, 1996, respectively. The selling price associated with these revenues approximates the selling price that could have been charged to unaffiliated customers.

7.   COMMITMENTS AND CONTINGENCIES:
     ------------------------------

The Business leases certain office space, storage space, vehicles and other equipment under various operating lease agreements. Future minimum rental commitments under noncancelable operating leases are as follows for the years ended December 31 (in thousands):

               1996                              $   78
               1997                                  78
               1998                                  68
               1999                                  40
               2000                                  40

Total rental expense included in operations was approximately $79,000, $83,000 and $36,000 for the years ended December 31, 1995 and 1994, and for the six months ended June 30, 1996, respectively.

8.   SIGNIFICANT CUSTOMER:
     ---------------------

One customer accounted for approximately 28%, 18% and 24% of net sales for the years ended December 31, 1995 and 1994, and for the six months ended June 30, 1996, respectively.





                     DYNAMIC MATERIALS CORPORATION

          UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS




On July 22, 1996, E.I. duPont de Nemours and Company ("DuPont") entered into an agreement to sell Dynamic Materials Corporation ("DMC" or the "Company") certain assets of their Detaclad Business ("Detaclad") for approximately $5.0 million. The purchase price is subject to an adjustment after closing on a dollar-for-dollar basis to the extent that the actual value of the inventory and accounts receivable at closing are not equal to the estimates used to determine the purchase price.

The following Unaudited Pro Forma Condensed Financial Statements of DMC illustrate the effect of the Company's acquisition of certain assets of Detaclad. The Unaudited Pro Forma Condensed Balance Sheet is presented as of June 30, 1996, and illustrates the effects of the acquisition, using the purchase method of accounting, and financing as if they had occurred on that date. The Unaudited Pro Forma Condensed Statements of Operations are presented for the six months ended
June 30, 1996, and for the year ended December 31, 1995, and illustrate the effects of the acquisition and the financing as if they had occurred on January 1, 1995.

The Unaudited Pro Forma Condensed Financial Statements should be read in conjunction with the historical financial statements of DMC included in DMC's Annual Report on Form 10-K for the year ended December 31, 1995, DMC's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, and the historical financial statements of Detaclad included elsewhere herein. The pro forma adjustments are based on preliminary information about Detaclad's assets acquired and results of operations. Final purchase price allocations will be based on a more complete evaluation and may differ from those shown herein. However, the management of DMC believes that the assumptions utilized provide a reasonable basis for presenting the significant effects of the acquisition and the related incremental financing and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the accompanying pro forma financial information. The Unaudited Pro Forma Condensed Financial Statements may not be indicative of DMC's actual operating results or financial position had the transactions occurred as of the dates indicated above, nor do they purport to indicate operating results or financial position which may be attained in the future.

                     DYNAMIC MATERIALS CORPORATION
                     -----------------------------

              UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
              -------------------------------------------

                             JUNE 30, 1996
                             -------------

                              (Thousands)
                              -----------


                                                                                         Excluded
                                                                                        Assets and
                                                                                        Liabilities
                                                            Dynamic                    and Pro Forma     Pro Forma
            ASSETS                                         Materials       Detaclad     Adjustments       Results
---------------------------------                       --------------   ------------  -------------    -----------
CURRENT ASSETS:
  Cash and cash equivalents                                  $   2,090                                    $   2,090
  Accounts receivable, net                                       3,255      $   2,143      $   (925) (1)      4,473
  Inventories                                                    1,478          2,109          (442) (1)      3,235
                                                                                                  90 (3)
  Prepaid expenses and other                                       120                                          120
  Deferred tax assets                                              145                                          145
                                                             ---------      ---------      ---------      ---------
    Total current assets                                         7,088          4,252        (1,277)         10,063
  Property, plant and equipment,
    net                                                          2,035            501            474 (2)      3,010
  Non-current deferred tax assets                                   10                                           10
  Other noncurrent assets                                           46                         1,384 (5)      1,640
                                                                                                 210 (6)
                                                             ---------      ---------      ---------      ---------
                                                             $   9,179      $   4,753      $     791      $  14,723
                                                             =========      =========      =========      =========
     LIABILITIES AND
  STOCKHOLDERS' EQUITY
  --------------------
CURRENT LIABILITIES:
  Accounts payable                                           $   1,368                                    $   1,368
  Accrued expenses                                                 521                     $     300 (4)      1,031
                                                                                                 210 (6)
  Current maturities of long-
    term debt                                                       91                                           91
                                                             ---------      ---------      ---------      ---------
  Total current liabilities                                      1,980                           510          2,490
                                                             ---------      ---------      ---------      ---------
  Long-term debt                                                   138                         5,034 (6)      5,172
                                                             ---------      ---------      ---------      ---------

  Common stock                                                     126                                          126
  Additional paid in capital                                     5,927                                        5,927
  Retained earnings                                              1,008                                        1,008
  Net assets of Detaclad                                          --            4,753        (4,753)           --
                                                             ---------      ---------      ---------      ---------
                                                                 7,061          4,753        (4,753)          7,061
                                                             ---------      ---------      ---------      ---------
                                                             $   9,179      $   4,753      $     791      $  14,723
                                                             =========      =========      =========      =========


      See the accompanying Notes to Unaudited Pro Forma Condensed
                         Financial Statements.




                     DYNAMIC MATERIALS CORPORATION
                     -----------------------------

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
         -----------------------------------------------------

                FOR THE SIX MONTHS ENDED JUNE 30, 1996
                --------------------------------------

               (In Thousands, Except Per-Share Amounts)
               ----------------------------------------

                                                            Dynamic                      Pro Forma       Pro Forma
                                                           Materials       Detaclad     Adjustments       Results
                                                         -------------   ------------  -------------    -----------
REVENUE                                                      $  11,704      $   5,925                     $  17,629
COST OF PRODUCTS SOLD                                            9,400          4,767      $      46 (8)     14,213
OTHER OPERATING
  EXPENSES                                                       1,515            671             58 (7)      2,310
                                                             ---------      ---------      ---------      ---------
                                                                                                  66(10)
INCOME FROM OPERATIONS                                             789            487          (170)          1,106
OTHER INCOME (EXPENSE)                                              11           --            (191) (9)      (180)
                                                             ---------      ---------      ---------      ---------
INCOME BEFORE INCOME
  TAX PROVISION                                                    800            487          (361)            926
INCOME TAX PROVISION                                               296           --               47(11)        343
                                                             ---------      ---------      ---------      ---------
NET INCOME                                                   $     504      $     487      $   (408)      $     583
                                                             =========      =========      =========      =========
NET INCOME PER SHARE                                         $    0.20                                    $    0.23
                                                             =========                                    =========
WEIGHTED AVERAGE
  NUMBER OF SHARES
  OUTSTANDING                                                2,506,000                                    2,506,000





      See the accompanying Notes to Unaudited Pro Forma Condensed
                         Financial Statements.



                     DYNAMIC MATERIALS CORPORATION
                     -----------------------------

         UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
         -----------------------------------------------------

                 FOR THE YEAR ENDED DECEMBER 31, 1995
                 ------------------------------------

               (In Thousands, Except Per-Share Amounts)
               ----------------------------------------




                                                            Dynamic                      Pro Forma       Pro Forma
                                                           Materials       Detaclad     Adjustments       Results
                                                         -------------   ------------  -------------    -----------
REVENUE                                                      $  19,521      $  11,218                     $  30,739
COST OF PRODUCTS SOLD                                           15,281          8,619            $99 (8)     23,999
OTHER OPERATING
  EXPENSES                                                       3,134          1,459            117 (7)      4,842
                                                                                                 132(10)
                                                             ---------      ---------      ---------      ---------
INCOME FROM OPERATIONS                                           1,106          1,140          (348)          1,898
OTHER EXPENSE                                                     (44)           --            (383) (9)      (427)
                                                             ---------      ---------      ---------      ---------
INCOME BEFORE INCOME
  TAX PROVISION                                                  1,062          1,140          (731)          1,471
INCOME TAX PROVISION                                               391           --             151(11)         542
                                                             ---------      ---------      ---------      ---------
NET INCOME                                                        $671         $1,140         $(882)           $929
                                                             =========      =========      =========      =========
NET INCOME PER SHARE                                         $    0.27                                    $    0.37
                                                             =========                                    =========
WEIGHTED AVERAGE
  NUMBER OF SHARES
  OUTSTANDING                                                2,496,487                                    2,496,487







      See the accompanying Notes to Unaudited Pro Forma Condensed
                         Financial Statements.



                     DYNAMIC MATERIALS CORPORATION
                     -----------------------------

      NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
      -----------------------------------------------------------



1. Represents adjustments for certain assets for which DuPont retains ownership.

2. Represents the adjustment to record property, plant and equipment at its estimated fair market value.

3. Represents the adjustment to record inventory at its estimated fair value.

4. Represents the estimated costs associated with investment banking, legal, accounting and other out-of-pocket costs incurred by DMC related to the acquisition of assets of Detaclad.

5. Represents identifiable intangible assets and excess purchase price and transaction costs over the fair value of assets acquired at the date of the acquisition.

6. Represents the issuance of approximately $5.0 million revolving credit facility to acquire the net assets of Detaclad.

7. Represents amortization of intangible assets (trademark, covenant not to compete, and goodwill) on a straight line basis over 3, 5 and 25 years, respectively.

8. Represents the additional depreciation expense arising from the excess of the estimated fair value over the historical basis of fixed assets and to convert to the estimated useful lives assigned by DMC.

9. Represents the interest expense incurred based on current rates related to the revolving debt used to purchase the assets of Detaclad and the amortization of debt issuance costs.

10. Represents the additional DMC overhead costs expected to be incurred associated with operating the Detaclad division.

11. Represents income tax expense on the pro forma adjustments and the historical pretax income related to Detaclad based on an estimated combined effective federal and state income tax rate of approximately 37%.



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              DYNAMIC MATERIALS CORPORATION
                              (Registrant)


Date:  October 4, 1996        By: Paul Lange
                                 -------------------------------------
                                 Paul Lange
                                 President and Chief Executive Officer

                                  16